Managed
  HIGH INCOME
Portfolio Inc.

           ----------------------------------------------------------

                                GRAPHIC OMITTED]

           ----------------------------------------------------------

                                                                     Semi-Annual

                                                                          Report

                                                                 August 31, 2001

--------------------------------------------------------------------------------

                                                          Managed
                                                          HIGH INCOME
                                                        Portfolio Inc.

LETTER TO
SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Managed High Income Portfolio Inc. ("Fund") for the period ended August 31, 2001. During the past six months, the Fund paid income dividends totaling $0.47 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its August 31, 2001 net asset value ("NAV") and the New York Stock Exchange ("NYSE") closing price.(1)

               Price                Annualized              Six-Month
             Per Share         Distribution Rate(2)      Total Return(2)
           ------------        --------------------      ---------------
           $7.56 (NAV)                12.22%                 (9.34)%
           $7.58 (NYSE)               12.19%                (10.72)%

      The Fund returned negative 9.34% based on NAV for the year ended August 31, 2001. In comparison, the Fund's Lipper Inc. ("Lipper")(3) peer group of funds returned negative 12.49% based on NAV for the same period.

----------
(1) The NAV is calculated by subtracting the total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by the supply and demand of the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.077 for 12 months. This rate is as of September 30, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3) Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the six-month period ended August 31, 2001, calculated among 7 funds in the high current yield funds category with reinvestment of dividends and capital gains excluding sales charges.

      As you may or may not know, many Citigroup Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends.

      Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

Market and Economic Overview(4)

      The high-yield market has continued to experience increased volatility in light of continued disappointing economic growth and sagging corporate profits. The period was marked by deteriorating corporate profits and rising default rates. Default rates have risen and the major rating agencies expect a further increase. Overall performance in the high-yield market has been disappointing, total returns have been negative. High-yield bond prices are actually down from the end of last year with the greatest declines among telecommunications and technology issues. Both sectors continue to experience a dramatic reversal from the excessive growth over the past three years.

      Given our historical overweight to these sectors, the Fund has been more negatively affected than its peer group and benchmarks by the decline in these sectors. Fortunately, we believe the financial markets have already discounted most of the negative sentiment concerning surrounding the telecommunications and technology sectors. Furthermore, we believe that a bottoming process is now underway and it may take another six months before a more sustainable recovery can occur. Nonetheless, we remain confident the Fund may have greater price improvement relative to its peers as a recovery takes place.

      We believe one catalyst for an improvement in the high-yield market is the U.S. Federal Reserve Board's ("Fed") more simulative monetary policy. During the reporting period the Fed aggressively lowered short-term interest rates several

----------
(4) Please note that the statistical performance information that appears in the following section of this report is compiled from Smith Barney Fund Management LLC internal research. It is not intended to be used as a forecast of future events, a guarantee of future results nor investment advice.

times. By the close of the period the federal funds rate ("fed funds rate")(5) was 3.50%. In our opinion, the Fed recognized the need to move more decisively in light of the continued reversal of the excesses that occurred in the U.S. economy in the past five years. This reduction in short-term rates should help eventually stimulate economic growth by reducing the cost of borrowing for consumers and companies.

      We anticipate that the prior excessive corporate spending in the technology and telecommunications sectors along with the excessive consumption and debt incurred on the part of consumers and businesses alike will be eliminated over time. We anticipate that companies and individuals will become more prudent with their spending decisions and debt management. In addition, the tax cuts approved by Congress may also provide a further impetus for economic growth to take effect in the fourth quarter.

      There seems to be little debate that a recovery will take time to occur and that it will most likely be gradual. We are not expecting a dramatic improvement in corporate profits and overall economic growth. Instead, we anticipate a more gradual recovery that may take several quarters to establish. Nevertheless we maintain that this recovery should be sustainable.

      As previously mentioned, the high-yield market has continued to suffer from rising default rates and weakening results across a number of sectors. We believe it is undervalued on a historical basis and may strengthen in price when economic conditions begin to improve and companies strengthen their financial condition through more prudent debt management and expense controls.

Portfolio Strategy

      We have continued to focus on maintaining a relatively higher credit quality in the portfolios by adding more upper tier BB/Ba rated and higher rated credits. We have had to contend with declining credit quality among existing holdings in this difficult economic environment. The Fund has been negatively affected by poor performance of our telecommunications holdings. These factors have limited the progress made in overall portfolio credit quality in the first eight months of this year.

      However, at the time of this report, it appears that the downtrend in overall credit quality appears to be reaching a bottom. We believe that credit quality may begin to gradually improve when the domestic economy begins to improve and companies succeed in strengthening their individual financial condition. Our strategy of focusing on portfolio credit quality has enabled us to avoid

----------
(5) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates almost all of the defaults occurring in the high-yield market. However, in the short term this strategy has also cost the Fund current income to decrease because higher quality issues generate a lower amount of income.

      If economic conditions improve over the next twelve months, we would expect to add back higher yielding issues as overall default risk declines. In addition, we would expect to maintain broad diversification across industry sectors going forward. Our experience with the technology and telecommunications sectors has underscored the importance of maintaining a balance in the portfolios.

      We remain confident that the high-yield market may be finally bottoming after several false starts and will gradually recover over the next two to three years. (Of course, no guarantees can be given that our expectations will be met.) Nevertheless, the most depressed sectors such as telecommunications and technology may take longer given the specific problems affecting those sectors. However, we would still expect to see improvement there as well considering how oversold those sectors have become.

      Our goal is to remain focused on generating upside price performance by positioning the Fund in bonds that we believe have the most upside price potential. We strongly believe that despite the near term difficulties and challenges, we remain confident that we have the potential generate compelling value for long-term investors.

      Thank you for your continued confidence in our investment approach.

Sincerely,


/s/ Heath B. McLendon                  /s/ John C. Bianchi

Heath B. McLendon                      John C. Bianchi, C.F.A.
Chairman                               Vice President and
                                       Investment Officer

September 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 through 23 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of August 31, 2001 and is subject to change.

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 36. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPCGlobal Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 90.3%
---------------------------------------------------------------------------------------------------
Aerospace and Defense -- 0.6%
    975,000       B-      Dunlop Standard Aerospace, Sr. Notes,
                           11.875% due 5/15/09 ....................................    $  1,043,250
  1,080,000       B-      Fairchild Corp., Sr. Sub. Notes,
                           10.750% due 4/15/09 ....................................         869,400
---------------------------------------------------------------------------------------------------
                                                                                          1,912,650
---------------------------------------------------------------------------------------------------
Airlines -- 1.5%
  1,260,000       BB-     Air Canada, Sr. Notes, 10.250% due 3/15/11 ..............       1,089,900
  6,296,588       BB      Airplanes Pass Through Trust, Corporate
                           Collateralized Mortgage Obligation,
                           Series D, 10.875% due 3/15/19 ..........................       3,857,227
---------------------------------------------------------------------------------------------------
                                                                                          4,947,127
---------------------------------------------------------------------------------------------------
Alternative Power Generation -- 2.9%
                          AES Corp.:
    835,000       Ba1*     Sr. Notes, 9.375% due 9/15/10 ..........................         860,050
  2,880,000       Ba2*     Sr. Sub. Notes, 10.250% due 7/15/06 ....................       3,031,200
    920,000       Ba2*    AES Drax Energy Ltd., Secured Notes,
                             11.500% due 8/30/10 (b) ..............................         979,800
  3,550,000       BB+     Calpine Corp., Sr. Notes, 10.500% due 5/15/06 ...........       3,718,625
                          Covanta Energy Corp.:
    410,000       BBB+     9.250% due 3/1/22 ......................................         429,475
    520,000       BBB      Sub. Notes, 6.000% due 6/1/02 ..........................         507,235
---------------------------------------------------------------------------------------------------
                                                                                          9,526,385
---------------------------------------------------------------------------------------------------
Aluminum -- 1.3%
  1,035,000       BB-     Century Aluminum Co., Sr. Secured Notes,
                           11.750% due 4/15/08 ....................................       1,102,275
                          Kaiser Aluminum & Chemical:
                           Sr. Notes:
    500,000       B          Series B, 10.875% due 10/15/06 .......................         467,500
    445,000       B          Series D, 10.875% due 10/15/06 .......................         416,075
  2,810,000       CCC+     Sr. Sub. Notes, 12.750% due 2/1/03 .....................       2,346,350
---------------------------------------------------------------------------------------------------
                                                                                          4,332,200
---------------------------------------------------------------------------------------------------
Apparel - Footwear -- 0.9%
                          Levi Strauss Co.:
    525,000       BB-      Sr. Notes, 11.625% due 1/15/08 (b) .....................         469,875
    365,000       BB-      Sub. Notes, 7.000% due 11/1/06 .........................         286,525

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Apparel - Footwear -- 0.9% (continued)

                          Tommy Hilfiger USA Inc.:
    255,000       BBB-     Sr. Notes, 6.850% due 6/1/08 ...........................    $    240,019
    765,000       BBB-     Sub. Notes, 6.500% due 6/1/03 ..........................         755,438
    550,000       B-      Tropical Sportswear International Corp.,
                           Sr. Sub. Notes, 11.000% due 6/15/08 ....................         547,938
    720,000       B-      William Carter, Sr. Sub. Notes,
                           10.875% due 8/15/11 (b) ................................         747,000
---------------------------------------------------------------------------------------------------
                                                                                          3,046,795
---------------------------------------------------------------------------------------------------
Apparel - Footwear Retail -- 0.2%
    895,000       CCC+    J. Crew Operating Group, Sr. Sub. Notes,
                           10.375% due 10/15/07 ...................................         787,600
---------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.3%
    575,000       B       Collins & Aikman Products, Sr. Sub. Notes,
                           11.500% due 4/15/06 ....................................         581,469
    510,000       BBB-    Dana Corp., Sr. Notes,
                           9.000% due 8/15/11 (b) .................................         515,100
---------------------------------------------------------------------------------------------------
                                                                                          1,096,569
---------------------------------------------------------------------------------------------------
Broadcasting -- 1.9%
  1,876,600       NR      AMFM Operating Inc., Sub. Notes,
                           12.625% due 10/31/06 ...................................       2,045,494
  2,585,000       B-      Emmis Communications, Sr. Discount Notes,
                           step bond to yield 12.500% due 3/15/06 .................       1,576,850
    690,000       B-      LIN Holdings Corp., Sr. Discount Notes,
                           step bond to yield 10.000% due 3/1/03 (b) ..............         503,700
  1,030,000       B-      Paxson Communications Corp.,
                           Sr. Sub. Notes, 10.750% due 7/15/08 (b) ................       1,071,200
    720,000       CCC+    Sirius Satellite Radio Inc., Sr. Secured Notes,
                           14.500% due 5/15/09 ....................................         363,600
    515,000       B-      Spanish Broadcasting, Sr. Sub. Notes,
                           9.625% due 11/1/09 (b) .................................         492,469
    310,000       CCC+    XM Satellite Radio Holdings Inc.,
                           Sr. Secured Notes, 14.000% due 3/15/10 .................         184,450
---------------------------------------------------------------------------------------------------
                                                                                          6,237,763
---------------------------------------------------------------------------------------------------
Building Products -- 0.9%
    990,000       B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                           12.000% due 2/15/08 ....................................         778,388

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Building Products -- 0.9% (continued)
  1,145,000       B-      Atrium Cos. Inc., Sr. Sub. Notes,
                           10.500% due 5/1/09 .....................................    $  1,070,575
  1,100,000       B-      Oglebay Norton Co., Sr. Sub. Notes,
                           10.000% due 2/1/09 .....................................       1,056,000
---------------------------------------------------------------------------------------------------
                                                                                          2,904,963
---------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 11.9%
                          Adelphia Communications Corp.:
  6,115,000       B+       Sr. Discount Notes, zero coupon due 1/15/08 ............       2,965,775
                           Sr. Notes:
    410,000       B+         9.750% due 2/15/02 ...................................         416,150
  1,790,000       B+         8.750% due 10/1/07 ...................................       1,696,025
    515,000       B+         10.250% due 6/15/11 ..................................         504,056
    535,000       CCC+    Cable Satisfaction International Inc., Sr. Notes,
                           12.750% due 3/1/10 .....................................         312,975
  2,065,000       B-      Callahan Nordrhein-Westfalia, Sr. Discount Notes,
                           step bond to yield 16.000% due 7/15/05 .................         609,175
                          Charter Communications Holdings, LLC:
                           Sr. Discount Notes:
  4,835,000       B+         Step bond to yield 11.750% due 1/15/05 ...............       3,360,325
  5,265,000       B+         Step bond to yield 13.500% due 1/15/06 ...............       3,395,925
  5,420,000       B+         Step bond to yield 11.750% due 5/15/06 ...............       3,279,100
    925,000       B+       Sr. Notes, 11.125% due 1/15/01 .........................       1,003,625
  1,020,000       Ba2*    CSC Holdings Inc., Sr. Sub. Notes,
                           10.500% due 5/15/16 ....................................       1,127,100
  2,620,000       B1*     Echostar Broadband Corp., Sr. Notes,
                           10.375% due 10/1/07 (b) ................................       2,764,100
  1,125,000       B-      Insight Communications Co. Inc.,
                           Sr. Discount Notes, step bond to yield
                           12.250% due 2/15/06 ....................................         669,375
    930,000       B+      Mediacom Broadband LLC, Sr. Notes,
                           11.000% due 7/15/13 (b) ................................         978,825
                          NTL Communications Corp., Sr. Notes:
  1,720,000       B-       11.500% due 2/1/06 .....................................       1,066,400
    500,000(EUR)  B-       9.250% due 11/15/06 ....................................         231,673
  1,225,000(GBP)  B-       Step bond to yield 9.750% due 4/15/04 ..................         499,124
                          NTL Inc., Sr. Notes:
  1,125,000(GBP)  B-       10.000% due 2/1/08 .....................................       1,103,739
  3,595,000       B-       11.500% due 10/1/08 ....................................       2,121,050

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Cable/Satellite Television -- 11.9% (continued)
    225,000(EUR)  CCC+    Ono Finance PLC, Sr. Notes,
                           14.000% due 7/15/10 ....................................    $    147,475
  4,465,000       Ba1*    Rogers Cablesystems Ltd., Sr. Sub. Notes,
                           11.000% due 12/1/15 ....................................       4,984,056
                          Telewest Communications PLC
  1,185,000       B        11.000% due 10/1/07 ....................................         948,000
  1,535,000(GBP)  B        Sr. Discount Notes, step bond to yield
                             9.875% due 4/15/09 ...................................         937,910
    865,000(GBP)  B        Sr. Notes, 5.250% due 2/19/07 ..........................         725,312
                          United Pan-Europe Communications N.V.:
  1,040,000       B-       Sr. Notes, 10.875% due 8/1/09 ..........................         296,400
  4,610,000       B-       Step bond to yield 10.750% due 2/15/03 .................       1,452,150
  7,190,000       B-       Step bond to yield 12.500% due 8/1/04 ..................       1,042,550
---------------------------------------------------------------------------------------------------
                                                                                         38,638,370
---------------------------------------------------------------------------------------------------
Casinos/Gaming -- 3.6%
    820,000       B-      Alliance Gaming Corp., Sr. Sub. Notes,
                           10.000% due 8/1/07 .....................................         833,325
    515,000       B+      Argosy Gaming Co., Sr. Sub. Notes,
                           9.000% due 9/1/11 ......................................         535,600
  2,220,000       B       Hollywood Casino Corp., Sr. Secured Notes,
                           11.250% due 5/1/07 .....................................       2,353,200
  1,445,000       BB-     Mandalay Resort Group, Sr. Sub. Notes,
                           7.625% due 7/15/13 .....................................       1,293,275
                          Sun International Hotels Ltd., Sr. Sub. Notes:
  1,675,000       Ba3*     9.000% due 3/15/07 .....................................       1,725,250
  1,745,000       Ba3*     8.625% due 12/15/07 ....................................       1,762,450
    630,000       Ba3*     8.875% due 8/15/11 .....................................         633,150
  2,410,000       B-      Venetian Casino Resort LLC, Secured Notes,
                           12.250% due 11/15/04 ...................................       2,554,600
---------------------------------------------------------------------------------------------------
                                                                                         11,690,850
---------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 0.7%
  2,280,000       Ba1*    IMC Global Inc., Sr. Notes, 11.250% due 6/1/11 ..........       2,359,800
---------------------------------------------------------------------------------------------------
Chemicals - Major Diversified -- 1.3%
                          Huntsman ICI Chemicals LLC:
 13,645,000       B        Sr. Discount Notes, zero coupon due 12/13/09 ...........       3,718,263
  1,030,000       CCC+     Sr. Sub. Notes, 9.500% due 7/1/07 ......................         375,950
---------------------------------------------------------------------------------------------------
                                                                                          4,094,213
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 1.6%
    615,000       Ba1*    AirGas Inc., Sr. Sub. Notes,
                           9.125% due 10/1/11 (b) .................................    $    638,063
    920,000       B       Avecia Group PLC, Sr. Notes,
                           11.000% due 7/1/09 .....................................         943,000
                          ISP Holdings:
                           Sr. Notes:
    135,000       B+         9.750% due 2/15/02 ...................................         136,350
    925,000       B+         9.000% due 10/15/03 ..................................         925,000
  1,035,000       BB-      Sr. Sub. Notes, 10.250% due 7/1/11 .....................       1,055,700
  1,545,000(EUR)  B+      Messer Griesham Holding, Sr. Notes,
                           10.375% due 6/1/11 (b) .................................       1,432,387
---------------------------------------------------------------------------------------------------
                                                                                          5,130,500
---------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.2%
    600,000       B2*     Vitesse Semiconductor, Sr. Notes,
                           4.000% due 3/15/05 .....................................         490,500
---------------------------------------------------------------------------------------------------
Construction Materials -- 0.6%
  1,025,000       B-      Nortek Inc., Sr. Sub. Notes,
                           9.875% due 6/15/11 .....................................       1,027,563
  1,035,000       B2*     Schuler Homes, Sr. Sub. Notes,
                           10.500% due 7/15/11 (b) ................................       1,068,638
---------------------------------------------------------------------------------------------------
                                                                                          2,096,201
---------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.8%
                          American Greetings:
    740,000       BBB-     Sr. Notes, 6.100% due 8/1/28 ...........................         620,675
  2,065,000       BB+      Sr. Sub. Notes, 11.750% due 7/15/08 ....................       1,992,725
---------------------------------------------------------------------------------------------------
                                                                                          2,613,400
---------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.3%
  1,025,000(EUR)  BB      Sola International, Sr. Notes,
                           11.000% due 3/15/08 (b) ................................         959,040
---------------------------------------------------------------------------------------------------
Containers/Packaging -- 2.9%
    585,000       B       Crown Cork & Seal, Sr. Notes,
                           7.125% due 9/1/02 ......................................         462,150
    150,000       B-      Huntsman Packaging, Sr. Sub. Notes,
                           13.000% due 6/1/10 .....................................         128,250
  1,635,000       B+      Owens Illinois, Sr. Notes, 7.150% due 5/15/05 ...........       1,365,225

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Containers/Packaging  -- 2.9% (continued)
  1,035,000       B-      SF Holdings Group Inc., Sr. Discount Notes,
                           step bond to yield 12.750% due 3/15/03 .................    $    501,975
  3,565,000       B       Stone Container Corp., Sr. Notes,
                           11.500% due 8/15/06 (b) ................................       3,819,006
  1,900,000       B-      Sweetheart Cup Co., Sr. Sub. Notes,
                           10.500% due 9/1/03 .....................................       1,852,500
  1,560,000       B-      Tekni-Plex Inc., Sr. Sub. Notes,
                           12.750% due 6/15/10 ....................................       1,392,300
---------------------------------------------------------------------------------------------------
                                                                                          9,521,406
---------------------------------------------------------------------------------------------------
Contract Drilling -- 1.0%
    235,000       B-      Parker Drilling Co., Sr. Notes,
                           5.500% due 8/1/04 ......................................         212,381
  2,695,000       BB      Pride International Inc., Sr. Notes,
                           10.000% due 6/1/09 .....................................       2,951,025
---------------------------------------------------------------------------------------------------
                                                                                          3,163,406
---------------------------------------------------------------------------------------------------
Department Stores -- 0.8%
                          JC Penney Co., Inc. Sr. Notes:
    785,000       BBB-     6.125% due 11/15/03 ....................................         767,338
    520,000       BBB-     6.900% due 8/15/26 .....................................         510,900
                          Saks Inc., Sr. Notes:
    435,000       BB+      7.000% due 7/15/04 .....................................         411,075
    980,000       BB+      7.250% due 12/1/04 .....................................         926,100
---------------------------------------------------------------------------------------------------
                                                                                          2,615,413
---------------------------------------------------------------------------------------------------
Discount Chains -- 0.9%
                          Kmart Corp., Sr. Notes:
  1,710,000       Baa3*    12.500% due 3/1/05 .....................................       1,874,588
  1,198,594       Baa3*    8.540% due 1/2/15 ......................................       1,123,107
---------------------------------------------------------------------------------------------------
                                                                                          2,997,695
---------------------------------------------------------------------------------------------------
Drugstore Chains -- 0.1%
    310,000       B-      Rite Aid Corp., Sr. Notes,
                           11.250% due 7/1/08 (b) .................................         327,050
---------------------------------------------------------------------------------------------------
Electric Utilities -- 2.1%
  2,070,000       Baa2*   Avista Corp., Sr. Notes, 9.750% due 6/1/08 (b) ..........       2,160,563
    545,000       BB      CMS Energy Corp., Sr. Notes,
                           9.875% due 10/15/07 ....................................         591,325

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Electric Utilities -- 2.1% (continued)
  1,020,000       Ba2*    Mission Energy Holdings, Sr. Notes,
                           13.500% due 7/15/08 ....................................    $  1,065,900
  2,715,000       Ba3*    Orion Power Holdings Inc., Sr. Notes,
                           12.000% due 5/1/10 .....................................       3,054,375
---------------------------------------------------------------------------------------------------
                                                                                          6,872,163
---------------------------------------------------------------------------------------------------
Electronic Components -- 1.4%
    695,000       BB-     Amkor Technology Inc., Sr. Notes,
                           9.250% due 2/15/08 .....................................         611,600
                          Celestica International Inc.:
    970,000       Ba2*     Sr. Sub. Notes, 10.500% due 12/31/06 ...................       1,028,200
  1,545,000       Ba2*     Sub. Notes, zero coupon due 8/1/20 .....................         618,000
    680,000       Ba2*    Flextronics International Ltd., Sr. Sub Notes,
                           9.875% due 7/1/10 ......................................         700,400
    500,000       Ba3*    LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05 ..........         425,625
  1,310,000       Ba2*    Sanmina Corp., Sr. Notes,
                           zero coupon due 9/12/20 ................................         479,788
    725,000       Baa2*   Thomas & Betts Corp., Sr. Notes,
                           6.625% due 5/7/08 ......................................         590,875
---------------------------------------------------------------------------------------------------
                                                                                          4,454,488
---------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.2%
  1,055,000       B       Amkor Technologies Inc., Sr. Notes,
                           5.000% due 3/15/07 .....................................         729,269
---------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.3%
    875,000       B       Salton Inc., Sr. Sub. Notes,
                           12.250% due 4/15/08 (b) ................................         896,875
---------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.9%
  2,285,000       BB-     Foster Wheeler Corp., Sr. Notes,
                           6.750% due 11/15/05 ....................................       1,768,019
    950,000       BB-     Intergrated Electrical Services Inc.,
                           Sr. Sub. Notes, 9.375% due 2/1/09 ......................         964,250
---------------------------------------------------------------------------------------------------
                                                                                          2,732,269
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Environmental Services -- 1.8%
  2,725,000       B+      Allied Waste Industries Inc., Sr. Sub. Notes,
                           10.000% due 8/1/09 .....................................    $  2,861,250
  2,875,000       B+      URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09 ...........       2,946,875
---------------------------------------------------------------------------------------------------
                                                                                          5,808,125
---------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 1.1%
    690,000       BBB-    Avis Rent A Car Inc., Sr. Sub. Notes,
                           11.000% due 5/1/09 .....................................         790,050
  1,975,000       BB      United Rentals Inc., Sr. Notes,
                           10.750% due 4/15/08 (b) ................................       2,123,125
    650,000       B-      Williams Scotsman Inc., Sr. Notes,
                           9.875% due 6/1/07 ......................................         627,250
---------------------------------------------------------------------------------------------------
                                                                                          3,540,425
---------------------------------------------------------------------------------------------------
Financial Conglomerates -- 1.7%
                          Amresco Inc., Sr. Sub. Notes:
    785,000       Caa*     10.000% due 3/15/04 ....................................         333,625
  1,990,000       Caa*     9.875% due 3/15/05 .....................................         845,750
  5,876,500       NR      Finova Group Inc., Sr. Notes,
                           7.500% due 11/15/09 ....................................       4,422,066
---------------------------------------------------------------------------------------------------
                                                                                          5,601,441
---------------------------------------------------------------------------------------------------
Food Distributors -- 2.6%
  1,750,000       B-      Carrols Corp., Sr. Sub. Notes,
                           9.500% due 12/1/08 .....................................       1,636,250
                          Fleming Cos. Inc.:
                           Sr. Notes:
  2,405,000       B          10.625% due 7/31/07 ..................................       2,513,225
  1,155,000       Ba3*       10.125% due 4/1/08 ...................................       1,225,744
    205,000       B        Sr. Sub. Notes, 10.500% due 12/1/04 ....................         211,150
  2,660,000       Baa2*   SC International Services Inc., Sr. Sub. Notes,
                           9.250% due 9/1/07 ......................................       2,872,800
---------------------------------------------------------------------------------------------------
                                                                                          8,459,169
---------------------------------------------------------------------------------------------------
Food Retail -- 0.5%
  1,540,000       BB      Great Atlantic & Pacific Tea Co., Sr. Notes,
                           7.700% due 1/15/04 .....................................       1,484,175
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 1.3%
                          Aurora Foods Inc., Sr. Sub. Notes:
    490,000       CCC+     8.750% due 7/1/08 ......................................    $    414,663
  2,175,000       CCC+     Series A, 9.875% due 2/15/07 ...........................       1,941,188
    730,000       CCC+     Series C, 9.875% due 2/15/07 ...........................         651,525
    990,000       B2*     Michael Foods, Sr. Sub. Notes,
                           11.750% due 4/1/11 (b) .................................       1,049,400
---------------------------------------------------------------------------------------------------
                                                                                          4,056,776
---------------------------------------------------------------------------------------------------
Foods - Meat/Fish/Dairy -- 0.3%
  1,125,000       A-      Tyson Foods Inc., Sr. Notes,
                           7.000% due 1/15/28 .....................................         987,188
---------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.4%
  1,560,000       B-      B&G Foods Inc., Sr. Sub. Notes,
                           9.625% due 8/1/07 ......................................       1,380,600
---------------------------------------------------------------------------------------------------
Forest Products -- 0.6%
  1,935,000       CCC+    Ainsworth Lumber Co. Ltd., Sr. Notes,
                           12.500% due 7/15/07 ....................................       1,789,875
---------------------------------------------------------------------------------------------------
Home Building -- 2.1%
                          DR Horton Inc., Sr. Notes:
    685,000       Ba1*     8.000% due 2/1/09 ......................................         678,150
  1,045,000       Ba2*     9.375% due 3/15/11 .....................................       1,065,900
  2,300,000       BB+     Lennar Corp., Sr. Notes, 9.950% due 5/1/10 ..............       2,501,250
    610,000       B1*     Meritage Corp., Sr. Notes,
                           9.750% due 6/1/11 (b) ..................................         625,250
    490,000       BB      Ryland Group, Sr. Notes, 9.750% due 9/1/10 ..............         529,813
                          Standard Pacific Corp., Sr. Notes:
    735,000       BB       8.500% due 4/1/09 ......................................         725,813
    530,000       BB       9.500% due 9/15/10 .....................................         541,263
---------------------------------------------------------------------------------------------------
                                                                                          6,667,439
---------------------------------------------------------------------------------------------------
Home Furnishings -- 0.7%
  1,160,000       B       Falcon Products Inc., Sr. Sub. Notes,
                           11.375% due 6/15/09 ....................................       1,125,200
  1,370,000       B3*     Remington Product Co., Sr. Sub. Notes,
                           11.000% due 5/15/06 ....................................       1,226,150
---------------------------------------------------------------------------------------------------
                                                                                          2,351,350
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.8%
     24,500       Ba2*    Fresenius Medical Care Preferred Capital Trust,
                           9.000% due 12/1/06 .....................................    $  2,541,875
---------------------------------------------------------------------------------------------------
Hotels/Resorts -- 2.0%
  1,355,000       Ba3*    Courtyard by Marriott, Sr. Secured Notes,
                           10.750% due 2/1/08 .....................................       1,414,281
  4,705,000       B+      Intrawest Corp., Sr. Notes,
                           10.500% due 2/1/10 .....................................       4,952,013
---------------------------------------------------------------------------------------------------
                                                                                          6,366,294
---------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.5%
  1,055,000       B       Flowserve Corp., Sr. Sub. Notes,
                           12.250% due 8/15/10 ....................................       1,123,575
    665,000(EUR)  B+      Manitowoc Co. Inc., Sr. Sub. Notes,
                           10.375% due 5/15/11 (b) ................................         619,186
---------------------------------------------------------------------------------------------------
                                                                                          1,742,761
---------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.1%
                          Exodus Communications, Inc., Sr. Notes:
     65,000       CCC      4.750% due 7/15/08 .....................................           9,669
  1,260,000       B-       11.625% due 7/15/10 ....................................         365,400
---------------------------------------------------------------------------------------------------
                                                                                            375,069
---------------------------------------------------------------------------------------------------
Life/Health Insurance -- 0.6%
                          Conseco Inc., Sr. Notes:
    800,000       BB-      8.750% due 2/9/04 ......................................         716,000
    860,000       BB-      9.000% due 10/15/06 ....................................         748,200
    590,000       BB-      10.750% due 6/15/08 ....................................         533,950
---------------------------------------------------------------------------------------------------
                                                                                          1,998,150
---------------------------------------------------------------------------------------------------
Medical Distributions -- 0.4%
  1,155,000       B       Physicians Sales and Service, Sr. Notes,
                           8.500% due 10/1/07 .....................................       1,116,019
---------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 0.8%
  1,530,000       BBB-    HEALTHSOUTH Corp., Sr. Notes,
                           6.875% due 6/15/05 .....................................       1,512,788
  1,185,000       B       Per-Se Technologies, Inc., Sr. Notes,
                           9.500% due 2/15/05 .....................................         995,400
---------------------------------------------------------------------------------------------------
                                                                                          2,508,188
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Medical Specialties -- 0.6%
  1,515,000       B2*     Total Renal Care Holdings, Sub. Notes,
                           7.000% due 5/15/09 .....................................    $  1,456,294
    610,000       B-      Universal Hospital Services, Sr. Notes,
                           10.250% due 3/1/08 .....................................         594,750
---------------------------------------------------------------------------------------------------
                                                                                          2,051,044
---------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.5%
  2,800,000       B2*     Intertek Finance PLC, Sr. Sub. Notes,
                           10.250% due 11/1/06 ....................................       2,338,000
  2,810,000       B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                           11.000% due 11/1/06 ....................................       2,402,550
---------------------------------------------------------------------------------------------------
                                                                                          4,740,550
---------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 1.1%
    665,000       B       Applied Extrusion, Sr. Notes,
                           10.750% due 7/1/11 (b) .................................         701,575
  1,020,000       A3*     Cooper Tire & Rubber Co., Sr. Notes,
                           7.625% due 3/15/27 .....................................         958,800
  2,650,000       B2*     Park Ohio Holdings Corp., Sr. Sub. Notes,
                           9.250% due 12/1/07 .....................................       2,004,063
---------------------------------------------------------------------------------------------------
                                                                                          3,664,438
---------------------------------------------------------------------------------------------------
Movies/Entertainmemt -- 1.5%
                          Amc Entertainment Inc., Sr. Sub. Notes:
  1,285,000       Caa*     9.500% due 3/15/09 .....................................       1,169,350
    500,000       Caa*     9.500% due 2/1/11 ......................................         455,000
  3,695,000       B       Premier Parks Operations Inc., Sr. Sub. Notes,
                           step bond to yield 10.000% due 4/1/03 ..................       3,177,700
---------------------------------------------------------------------------------------------------
                                                                                          4,802,050
---------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.2%
    750,000       BB-     Leviathan Gas Pipeline Partners L.P.,
                           Sr. Sub. Notes, 10.375% due 6/1/09 .....................         802,500
---------------------------------------------------------------------------------------------------
Oil and Gas Production -- 3.0%
    700,000       BB-     Belco Oil & Gas Corp., Sr. Sub. Notes,
                           10.500% due 4/1/06 .....................................         740,250
  2,245,000       B+      Canadian Forest Oil Ltd., Sr. Sub. Notes,
                           10.500% due 1/15/06 ....................................       2,390,925
    750,000       B       Houston Exploration Corp., Sr. Sub. Notes,
                           8.625% due 1/1/08 ......................................         755,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Oil and Gas Production -- 3.0% (continued)
  1,900,000       B+      Nuevo Energy Co., Sr. Sub. Notes,
                           9.500% due 6/1/08 ......................................    $  1,876,250
    430,000       B       Plains Resources, Sr. Sub. Notes,
                           10.250% due 3/15/06 ....................................         445,050
  1,030,000       CCC     RAM Energy Inc., Sr. Notes,
                           11.500% due 2/15/08 ....................................         892,238
    720,000       B-      Range Resources Corp., Sr. Sub. Notes,
                           8.750% due 1/15/07 .....................................         705,600
  1,425,000       B       Stone Energy Corp., Sr. Sub. Notes,
                           8.750% due 9/15/07 .....................................       1,446,375
    415,000       BB-     Vintage Petroleum, Inc., Sr. Sub. Notes,
                           9.750% due 6/30/09 .....................................         450,275
---------------------------------------------------------------------------------------------------
                                                                                          9,702,588
---------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.3%
    785,000       BB      Compagnie Generale de Geophysique, Sr. Notes,
                           10.625% due 11/15/07 (b) ...............................         816,400
---------------------------------------------------------------------------------------------------
Other Consumer Services -- 1.0%
                          Service Corp. International, Sr. Notes:
  1,030,000       BB-      6.875% due 10/1/07 .....................................         870,350
  1,030,000       BB-      6.500% due 3/15/08 .....................................         852,325
  1,025,000       BB-      7.875% due 2/1/13 ......................................         835,375
    620,000       B+      Stewart Enterprises, Sr. Notes,
                           6.700% due 12/1/03 (b) .................................         657,200
---------------------------------------------------------------------------------------------------
                                                                                          3,215,250
---------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.5%
  1,510,000       Ba3*    King Pharmaceutical Inc., Sr. Sub. Notes,
                           10.750% due 2/15/09 ....................................       1,661,000
---------------------------------------------------------------------------------------------------
Precious Metals -- 0.3%
    820,000       BBB     Newmount Mining Corp., Sr. Notes,
                           8.625% due 5/15/11 .....................................         843,575
---------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.4%
  1,015,000       Ba1*    Markel Capital Trust, Jr. Sub. Notes,
                           8.710% due 1/1/46 ......................................         825,956
    510,000       BBB-    Pxre Capital Trust I, 8.850% due 2/1/27 .................         395,250
---------------------------------------------------------------------------------------------------
                                                                                          1,221,206
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Publishing - Books/Magazines -- 1.1%
  3,630,000       BB-     Quebecor Media, Sr. Notes,
                           11.125% due 7/15/11 (b) ................................    $  3,720,750
---------------------------------------------------------------------------------------------------
Publishing - Newspapers -- 0.3%
  1,050,000       B       Hollinger Participation Trust, Sr. Notes,
                           12.125% due 11/15/10 ...................................         908,250
---------------------------------------------------------------------------------------------------
Pulp and Paper -- 1.1%
  2,515,000       CCC+    Riverwood International Corp., Sr. Sub. Notes,
                           10.875% due 4/1/08 .....................................       2,489,850
    925,000       Ba3*    SD Warren Co., Sr. Notes,
                           14.000% due 12/15/06 ...................................       1,005,938
---------------------------------------------------------------------------------------------------
                                                                                          3,495,788
---------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.3%
  1,075,000       BB-     Meditrust, Sr. Notes, 7.114% due 7/15/04 (b) ............       1,034,688
---------------------------------------------------------------------------------------------------
Recreational Products -- 0.4%
  1,805,000       BB      Hasbro Inc., Sr. Notes, 6.600% due 7/15/28 ..............       1,270,269
---------------------------------------------------------------------------------------------------
Savings Banks -- 1.3%
  3,200,000       B3*     Ocwen Capital Trust I, Jr. Sub. Notes,
                           10.875% due 8/1/27 .....................................       2,608,000
  1,630,000       B+      Ocwen Financial Corp., Sr. Notes,
                           11.875% due 10/1/03 ....................................       1,581,100
---------------------------------------------------------------------------------------------------
                                                                                          4,189,100
---------------------------------------------------------------------------------------------------
Semiconductors -- 1.9%
    680,000       Ba3*    Cypress Semiconductor, Sub. Notes,
                           3.750% due 7/1/05 ......................................         555,050
  4,260,000       B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                           10.125% due 3/15/07 ....................................       4,281,300
    715,000       B       Transwitch Corp., 4.500% due 9/12/05 ....................         518,375
  1,185,000       CCC+    TriQuint Semiconductor, Inc., Sub. Notes,
                           4.000% due 3/1/07 ......................................         927,263
---------------------------------------------------------------------------------------------------
                                                                                          6,281,988
---------------------------------------------------------------------------------------------------
Specialty Stores -- 0.3%
    335,000       B-      Advance Stores Co.,  Sr. Sub. Notes,
                           10.250% due 4/15/08 ....................................         330,813
    560,000       BB-     Pep Boys Inc., Sr. Notes, 6.520% due 7/16/07 ............         535,500
---------------------------------------------------------------------------------------------------
                                                                                            866,313
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 4.4%
    490,000       BB-     Adelphia Business Solutions, Sr. Notes,
                           12.250% due 9/1/04 .....................................    $    355,250
    670,000(EUR)  B+      Colt Telecom Regulation S, Sr. Notes,
                           2.000% due 4/3/07 ......................................         301,757
                          Flag Telecom Holding Ltd., Sr. Notes:
  1,485,000(EUR)  B        11.625% due 3/30/10 ....................................         607,036
  1,020,000       B        11.625% due 3/30/10 ....................................         443,700
                          Global Crossing Holdings Ltd., Sr. Notes:
  2,165,000       BB       9.500% due 11/15/09 ....................................       1,320,650
      7,900       B+       6.750% due 4/15/12 .....................................         506,588
    940,000       B-      GT Group Telecom, Sr. Discount Notes,
                           step bond to yield 13.250% due 2/1/05 ..................         249,100
                          ITC Deltacom, Inc., Sr. Notes:
    220,000       B2*      11.000% due 6/1/07 .....................................         111,100
    695,000       B2*      9.750% due 11/15/08 ....................................         330,125
                          Level 3 Communications:
  5,720,000       CCC+     Sr. Discount Notes, step bond to yield
                             12.875% due 3/15/05 ..................................       1,444,301
                           Sr. Notes:
  1,355,000       CCC+       11.000% due 3/15/08 ..................................         687,663
  1,515,000       CCC        6.000% due 3/15/10 ...................................         448,819
  1,770,000(EUR)  CCC+       11.250% due 3/15/10 (b) ..............................         803,932
  1,060,000       CCC+    Madison River Capital, Sr. Notes,
                           13.250% due 3/1/10 .....................................         662,500
                          Metromedia Fiber Network, Sr. Notes:
  9,190,000       Caa*     10.000% due 11/15/08 ...................................       2,251,550
  1,230,000       Caa*     10.000% due 12/15/09 ...................................         301,350
  2,880,000       B-      Tele1 Europe B.V., Sr. Notes,
                           13.000% due 5/15/09 ....................................         907,200
  1,400,000       B2*     Time Warner Telecom LLC, Sr. Notes,
                           9.750% due 7/15/08 .....................................       1,253,000
  1,030,000(EUR)  B-      Versatel Telecom, Sr. Notes,
                           4.000% due 3/30/05 (b) .................................         209,398
                          Williams Communication Group Inc., Sr. Notes:
    300,000       CCC+     10.700% due 10/1/07 ....................................         138,000
    460,000       CCC+     11.700% due 8/1/08 .....................................         211,600
  2,005,000       CCC     XO Communications, Inc., Sr. Notes,
                           12.500% due 4/15/06 ....................................         791,975
---------------------------------------------------------------------------------------------------
                                                                                         14,336,594
---------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Tobacco -- 0.3%
    840,000       BB      Standard Commercial Tobacco,
                           8.875% due 8/1/05 ......................................    $    828,450
---------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.3%
  1,035,000       B       Columbus McKinnon Corp., Sr. Sub. Notes,
                           8.500% due 4/1/08 ......................................         972,900
---------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
    835,000       B+      Buhrmann US Inc., Sr. Sub. Notes,
                           12.250% due 11/1/09 ....................................         818,300
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 7.5%
  1,630,000       CCC     AirGate PCS Inc., Sr. Sub. Discount Notes,
                           step bond to yield 13.500% due 10/1/04 .................       1,116,550
  3,210,000       CCC     Alamosa PCS Holdings, Sr. Discount Notes,
                           step bond to yield 12.875% due 2/15/05 .................       1,717,350
    925,000       B       American Tower Corp., Sr. Notes,
                           9.375% due 2/1/09 ......................................         869,500
  1,470,000       B-      Centennial Cellular Operating Co.,
                           Sr. Sub. Notes, 10.750% due 12/15/08 ...................       1,359,750
                          Crown Castle International Corp.:
     12,000       Caa*     6.250% due 8/15/12 .....................................         316,500
    540,000       B        Sr. Discount Notes, step bond to yield
                             10.375% due 5/15/04 ..................................         341,550
  2,725,000       B        Sr. Notes, 10.750% due 8/1/11 ..........................       2,697,750
    710,000       B3*     Dobson/Sygnet Communications Corp.,
                           Sr. Notes, 12.250% due 12/15/08 ........................         741,950
    895,000       CCC     Horizon PCS Inc.,  Sr. Discount Notes,
                           step bond to yield 14.000% due 10/1/05 .................         402,750
    720,000       CCC     IWO Holdings, Inc., Sr. Notes,
                           14.000% due 1/15/11 (b) ................................         558,000
  4,785,000       B-      Millicom International Cellular S.A.,
                           Sr. Discount Notes, step bond to yield
                           13.500% due 6/1/01 .....................................       3,804,075
                          Nextel Communications Inc. Sr. Discount Notes:
  1,340,000       B-       Step bond to yield 13.000% due 4/15/02 .................         368,500
  3,390,000       B1*      Step bond to yield 10.650% due 9/15/02 .................       2,406,900
  7,510,000       B1*      Step bond to yield 9.950% due 2/15/03 ..................       4,862,725
    705,000       B-      Spectrasite Holdings Inc., Sr. Discount Notes,
                           step bond to yield 11.250% due 4/15/04 .................         260,850
     25,000       B3*     Telecorp PCS, Inc., Sr. Sub. Notes,
                           10.625% due 7/15/10 ....................................          23,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

    Face
  Amount++        Rating(a)              Security                                          Value
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 7.5% (continued)
                          VoiceStream Wireless Corp.:
  1,485,000       A-       Sr. Discount Notes, step bond to yield
                             11.875% due 11/15/04 .................................    $  1,262,250
  1,117,573       A-       Sr. Notes, 10.375% due 11/15/09 ........................       1,290,781
---------------------------------------------------------------------------------------------------
                                                                                         24,401,356
---------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $323,390,900) ..................................     292,595,226
===================================================================================================
  Shares                                 Security                                          Value
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
---------------------------------------------------------------------------------------------------
Electrical Systems -- 0.0%
      2,152               Viasystems, Inc., Series B ..............................          16,143
---------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.3%
      1,125               Broadwing Communications ................................       1,071,563
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
         62               Dobson Communications Corp.,
                           13.000%, Payment-in-kind ...............................           5,906
---------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK
                          (Cost -- $1,193,540) ....................................       1,093,612
===================================================================================================
---------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.2%
---------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
        207               SF Holdings Group, Class C Shares .......................               6
---------------------------------------------------------------------------------------------------
Food: Major Diversified -- 0.1%
     38,785               Aurora Foods Inc. .......................................         162,509
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
     37,032               McLeod USA Inc. .........................................          46,290
     12,250               Pagemart Nationwide Inc. (b) ............................             123
---------------------------------------------------------------------------------------------------
                                                                                             46,413
---------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
      4,424               AirGate PCS Inc. ........................................         260,751
      1,455               Crown Castle International Corp. ........................          14,826
---------------------------------------------------------------------------------------------------
                                                                                            275,577
---------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK
                          (Cost -- $138,756) ......................................         484,505
===================================================================================================

                       See Notes to Financial Statements.


                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

  Warrants                               Security                                          Value
---------------------------------------------------------------------------------------------------
WARRANTS(c) - 0.1%

Broadcasting -- 0.0%
      5,425               Australis Holdings, Expire 10/30/01 .....................    $          0
      8,625               UIH Australia Inc., Expire 5/15/06 ......................           2,156
---------------------------------------------------------------------------------------------------
                                                                                              2,156
---------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
        535               Cable Satisfaction International Inc.,
                           Expire 3/1/10 ..........................................               5
---------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
      1,040               Merrill Corp., Expire 5/1/09 ............................             104
---------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
        150               Huntsman Packaging Inc., Expire 6/1/10 ..................             319
---------------------------------------------------------------------------------------------------
Internet Services -- 0.0%
      1,005               Cybernet Internet Service International Inc.,
                           Expire 7/1/09 ..........................................               2
      3,630               WAM!Net Inc., Expire 3/1/05 (b) .........................              36
---------------------------------------------------------------------------------------------------
                                                                                                 38
---------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.0%
      4,800               SD Warren Co., Expire 12/15/06 ..........................               0
---------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
        940               GT Group Telecom Inc., Expire 2/1/10 ....................          13,009
        750               Jazztel PLC, Expire 7/15/10 .............................               0
      4,125               RSL Communications Ltd., Expire 11/15/06 (b) ............             516
     24,840               Weblink Wireless, Inc., Expire 12/31/03 .................             248
---------------------------------------------------------------------------------------------------
                                                                                             13,773
---------------------------------------------------------------------------------------------------
Wireless Communications -- 0.1%
        695               Horizon PCS Inc., Expire 10/1/10 ........................          13,813
      4,125               Iridium World Communications Ltd.,
                           Expire 7/15/05 .........................................              41
        720               IWO Holdings Inc., Expire 1/15/11 .......................         136,980
---------------------------------------------------------------------------------------------------
                                                                                            150,834
---------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS
                          (Cost -- $704,614) ......................................         167,229
===================================================================================================

                       See Notes to Financial Statements.


22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

August 31, 2001 (unaudited) (continued)

   Face
  Amount                                 Security                                          Value
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 9.1%
---------------------------------------------------------------------------------------------------
$29,609,000               Morgan Stanley Dean Witter & Co.,
                           3.630% due 9/4/01; Proceeds at maturity --
                           $29,620,942; (Fully collateralized by U.S.
                           Treasury Bills, Notes and Bonds, 0.000%
                           to 6.375% due 4/30/02 to 8/15/02;
                           Market value -- $30,697,056)
                           (Cost -- $29,609,000) ..................................    $ 29,609,000
===================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $355,036,810** ) ..............................    $323,949,572
===================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 25 for definitions of ratings.

      Currency abbreviations used in this schedule:
      ---------------------------------------------

      CAD -- Canadian Dollar

      EUR -- Euro

      GBP -- British Pound

                       See Notes to Financial Statements.

================================================================================
SUMMARY OF BONDS BY COMBINED RATINGS
================================================================================

                                                             % of
                                                        Total Corporate
 Moody's      and/or        Standard & Poor's           Bonds and Notes
--------------------------------------------------------------------------------
    A                               A                        1.5%
   Baa                             BBB                       5.6
   Ba                              BB                       29.0
    B                               B                       52.0
   Caa                             CCC                       9.7
   NR                              NR                        2.2
                                                           -----
                                                           100.0%
                                                           =====

================================================================================
BOND RATINGS (UNAUDITED)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "A" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB,B, -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as
CCC,     predominantly speculative with respect to capacity to pay interest and
CC, C repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations;
         that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca    -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR    -- Indicates that the bond is not rated by Standard & Poor's or
         Moody's.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
================================================================================

August 31, 2001 (unaudited)

ASSETS:
    Investments, at value (Cost -- $355,036,810) ................................  $    323,949,572
    Cash ........................................................................               683
    Dividends and interest receivable ...........................................         7,045,358
    Receivable for securities sold ..............................................         2,451,293
    Receivable for open forward foreign currency contracts (Note 5) .............            45,338
---------------------------------------------------------------------------------------------------
    Total Assets ................................................................       333,492,244
---------------------------------------------------------------------------------------------------
LIABILITIES:
    Dividend payable ............................................................           827,830
    Investment advisory fee payable .............................................           532,858
    Payable for open forward foreign currency contracts (Note 5) ................           316,962
    Administration fee payable ..................................................           115,261
    Accrued expenses ............................................................           115,516
---------------------------------------------------------------------------------------------------
    Total Liabilities ...........................................................         1,908,427
---------------------------------------------------------------------------------------------------
Total Net Assets ................................................................  $    331,583,817
===================================================================================================
NET ASSETS:
    Par value of capital shares .................................................  $         43,886
    Capital paid in excess of par value .........................................       523,847,058
    Overdistributed net investment income .......................................          (760,113)
    Accumulated net realized loss on security transactions and
      foreign currencies ........................................................      (160,198,587)
    Net unrealized depreciation of investments and
      foreign currencies ........................................................       (31,348,427)
---------------------------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $7.56 per share on 43,885,675
    shares of $0.001 par value outstanding;
    500,000,000 shares authorized) ..............................................  $    331,583,817
===================================================================================================

                       See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS
================================================================================
Six Months Ended August 31, 2001 (unaudited)

INVESTMENT INCOME:
    Interest ....................................................................   $    22,042,388
    Dividends ...................................................................           307,817
---------------------------------------------------------------------------------------------------
    Total Investment Income .....................................................        22,350,205
---------------------------------------------------------------------------------------------------
 EXPENSES:
    Investment advisory fee (Note 2) ............................................         1,590,141
    Administration fee (Note 2) .................................................           353,365
    Shareholder and systems servicing fees ......................................            65,987
    Shareholder communications ..................................................            36,196
    Audit and legal .............................................................            28,656
    Registration fees ...........................................................            19,607
    Directors' fees .............................................................            17,596
    Custody .....................................................................            15,082
    Other .......................................................................            15,083
---------------------------------------------------------------------------------------------------
     Total Expenses .............................................................         2,141,713
---------------------------------------------------------------------------------------------------
 Net Investment Income ..........................................................        20,208,492
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
    Realized Gain (Loss) From:
      Security transactions (excluding short-term securities) ...................       (44,818,999)
      Foreign currency transactions .............................................           318,806
---------------------------------------------------------------------------------------------------
    Net Realized Loss ...........................................................       (44,500,193)
---------------------------------------------------------------------------------------------------
    Change in Net Unrealized Depreciation From:
      Security transactions .....................................................       (11,020,634)
      Foreign currency transactions .............................................          (226,886)
---------------------------------------------------------------------------------------------------
    Increase in Net Unrealized Depreciation .....................................       (11,247,520)
---------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ..................................       (55,747,713)
---------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations ..........................................   $   (35,539,221)
===================================================================================================

                       See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================
For the Six Months Ended August 31, 2001 (unaudited) and the Year Ended February 28, 2001

                                                                      August 31        February 28
                                                                   -------------       ------------
OPERATIONS:
    Net investment income ......................................    $ 20,208,492       $ 41,996,303
    Net realized loss ..........................................     (44,500,193)       (46,292,271)
    Increase in net unrealized depreciation ....................     (11,247,520)        (4,881,540)
---------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Operations .....................     (35,539,221)        (9,177,508)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ......................................     (20,533,016)       (42,023,337)
---------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders ............................     (20,533,016)       (42,023,337)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
    Net asset value of shares issued for
      reinvestment of dividends ................................       4,375,759          2,824,189
    Treasury stock acquired                                                   --         (3,364,408)
---------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From
      Fund Share Transactions ..................................       4,375,759           (540,219)
---------------------------------------------------------------------------------------------------
Decrease in Net Assets .........................................     (51,696,478)       (51,741,064)

NET ASSETS:
    Beginning of period ........................................     383,280,295        435,021,359
---------------------------------------------------------------------------------------------------
    End of period* .............................................   $ 331,583,817       $383,280,295
===================================================================================================
* Includes undistributed (overdistributed) net
    investment income of: ......................................       $(760,113)          $686,021
===================================================================================================

                       See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

  1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At February 28, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

    Certain prior year numbers have been restated to reflect current year's presentation. In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2001. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective January 1, 2001. This change does not effect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended August 31, 2001, net investment income decreased by $179,679, net realized loss decreased by $189,270 and net unrealized depreciation increase by $9,591. In addition, the Fund recorded an adjustment to decrease the cost of securities and increase accumulated overdistributed net investment income by $750,403 to reflect the cumulative effect of this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Fund Management LLC("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Citigroup or its affiliates.

      3. Investments

      During the six months ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                           $132,841,299
--------------------------------------------------------------------------------
Sales                                                                158,896,760
================================================================================

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

      At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  7,193,690
Gross unrealized depreciation                                       (38,280,928)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(31,087,238)
================================================================================

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts


      At August 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                     Local            Market          Settlement       Unrealized
Foreign Currency                   Currency            Value             Date          Gain (Loss)
==================================================================================================
To Buy:
Canadian Dollar                    2,331,250         $1,502,211         12/5/01         $ (29,189)
Euro                                 204,188            185,071        12/12/01            11,389
Euro                                 166,250            150,685        12/12/01             6,206
Euro                                  87,500             79,308        12/12/01             2,763
Euro                                  56,000             50,757        12/12/01             1,995
Euro                                  40,375             36,595        12/12/01               (66)
Euro                                 431,750            391,329        12/12/01              (485)
--------------------------------------------------------------------------------------------------
                                                                                           (7,387)
--------------------------------------------------------------------------------------------------
To Sell:
British Pound                      1,293,734          1,868,760        12/19/01           (72,540)
Canadian Dollar                    2,331,250          1,502,211         12/5/01            22,727
Euro                                 263,797            239,612          9/4/01               258
Euro                                 410,000            371,672         12/2/01           (23,316)
Euro                                  94,900             86,015        12/12/01            (5,977)
Euro                               3,999,787          3,625,206        12/14/01          (185,389)
--------------------------------------------------------------------------------------------------
                                                                                         (264,237)
--------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts                                                            $(271,624)
==================================================================================================

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At August 31, 2001, the Fund did not hold any futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At August 31, 2001, the Fund did not hold any purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

================================================================================
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

      When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the six months ended August 31, 2001, the Fund did not enter into any written covered call or put option contracts.

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 2001, the Fund had, for Federal income tax purposes, approximately $95,382,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                    2003          2004          2005          2007          2008            2009
====================================================================================================
Carryforward
  Amounts        $9,404,000    $18,115,000    $239,000     $2,616,000    $27,185,000     $37,823,000
====================================================================================================

      10. Capital Shares

      Capital stock transactions were as follows:

                                           Six Months Ended                    Year Ended
                                            August 31, 2001                 February 28, 2001
                                          -------------------             --------------------
                                        Shares        Amount             Shares         Amount
================================================================================================
Shares issued on reinvestment           537,098     $4,375,759           325,973     $ 2,824,189
Treasury stock reacquired                    --             --          (409,500)     (3,364,408)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 537,098     $4,375,759           (83,527)    $  (540,219)
================================================================================================

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

      For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                                 2001(1)           2001        2000(2)          1999           1998          1997
==================================================================================================================================
Net asset value,
  beginning of Period                           $   8.84        $  10.02      $  10.73       $  11.87       $  11.59      $  11.36
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)                       0.45            0.97          1.00           1.01           1.09          1.12
  Net realized and
    unrealized gain (loss)(4)                      (1.26)          (1.18)        (0.76)         (1.12)          0.28          0.21
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                                  (0.81)          (0.21)         0.24          (0.11)          1.37          1.33
----------------------------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                                 --              0.01          0.03           --             --            --
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.47)          (0.98)        (0.98)         (1.03)         (1.09)        (1.08)
  Net realized gains                                --              --            --             --             --            --
  Capital                                           --              --            --             --             --           (0.02)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.47)          (0.98)        (0.98)         (1.03)         (1.09)        (1.10)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of Period                                 $   7.56        $   8.84      $  10.02       $  10.73       $  11.87      $  11.59
----------------------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(5)                        (10.72)%++       24.22%       (13.40)%        (2.44)%        10.96%        15.37%
----------------------------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(5)                      (9.34)%++       (1.06)%        3.89%         (0.72)%        12.43%        12.65%
----------------------------------------------------------------------------------------------------------------------------------
Net assets,
  end of Period (millions)                      $    332        $    383      $    435       $    475       $    523      $    494
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3)                                       1.21%+          1.20%         1.15%          1.17%          1.18%         1.20%
  Net investment income(4)                         11.45+          10.59          9.62           9.03           9.19          9.89
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               40%             65%           80%            84%            94%           61%
----------------------------------------------------------------------------------------------------------------------------------
Market value, End of Period                     $   7.58        $   9.00      $  8.125       $ 10.438       $  11.75      $ 11.625
==================================================================================================================================

(1)   For the six months ended August 31, 2001 (unaudited).

(2)   For the year ended February 29, 2000.

(3) The Investment Adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees were not waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.

(4)   Without the adoption of the change in the accounting method discussed in
      Note 1, those amounts would have been $0.47, $1.28 and 11.55% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

*     Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.

================================================================================
FINANCIAL DATA (UNAUDITED)
================================================================================

  For a share of capital stock outstanding throughout each period:

                                                                                        Dividend
                                       NYSE           Net Asset        Dividend       Reinvestment
                                   Closing Price        Value            Paid             Price
==================================================================================================
March 31, 1999                        $10.438          $10.77           $0.084           $10.34
April 30, 1999                         10.313           10.88            0.084            10.35
May 31, 1999                           10.188           10.57            0.084            10.35
June 30, 1999                          10.188           10.41            0.084            10.23
July 31, 1999                           9.813           10.36            0.081             9.66
August 31, 1999                         9.250           10.21            0.081             9.28
September 30, 1999                      8.875           10.10            0.081             8.77
October 31, 1999                        8.688           10.01            0.081             8.87
November 30, 1999                       8.313           10.12            0.081             8.31
December 31, 1999                       8.125           10.13            0.081             8.11
January 31, 2000                        8.625           10.05            0.081             8.61
February 29, 2000                       8.125           10.02            0.081             8.18
March 31, 2000                          8.250            9.74            0.081             8.21
April 30, 2000                          8.188            9.65            0.081             8.18
May 31, 2000                            8.375            9.40            0.081             8.49
June 30, 2000                           8.625            9.54            0.081             8.70
July 31, 2000                           8.813            9.47            0.081             8.90
August 31, 2000                         8.938            9.44            0.081             8.95
September 29, 2000                      8.688            9.13            0.081             8.61
October 31, 2000                        8.000            8.69            0.081             8.07
November 30, 2000                       7.500            8.07            0.081             7.62
December 29, 2000                       8.437            8.33            0.082             8.32
January 31, 2001                        9.350            8.86            0.082             8.82
February 28, 2001                       9.000            8.84            0.082             8.85
March 30, 2001                          9.110            8.40            0.082             8.53
April 30, 2001                          8.210            8.21            0.079             8.67
May 31, 2001                            8.530            8.16            0.079             8.17
June 30, 2001                           8.240            7.67            0.077             7.64
July 31, 2001                           8.270            7.63            0.077             7.75
August 31, 2001                         7.580            7.56            0.077             7.54
==================================================================================================

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

    If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent

================================================================================
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
================================================================================

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                         ------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                      (This page intentionally left blank.)

Managed
HIGH INCOME
PORTFOLIO INC.

Directors

Allan J. Bloostein
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Fund Management LLC
125 Broad Street
10th Floor, MF-2
New York, New York 10004

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0777 10/01